Exhibit 10.1A

FIRST AMENDMENT TO REAL ESTATE SALES AGREEMENT

THIS FIRST AMENDMENT TO REAL ESTATE SALES AGREEMENT (“First Amendment”) is made effective as of June 26, 2017, by and between 280 ASSOCIATES, L.L.C., an Alabama limited liability company (the “Seller”), and NATIONAL BANK OF COMMERCE, a national banking association (the “Buyer”).

RECITALS

WHEREAS, the Seller and the Buyer entered into a Real Estate Sales Agreement dated as of May 3, 2017 (the “Agreement”); and

WHEREAS, the Seller and the Buyer have agreed to amend the Agreement pursuant to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Buyer hereby agree as follows intending to be legally bound:

1.     The above Recitals are hereby incorporated herein by reference.

2.     Capitalized terms that are not expressly defined herein shall have the same meanings ascribed to such terms as in the Agreement.

3.     Purchaser Price. Section 1.2 is hereby amended to replace the phrase “Fourteen Million and No/100 Dollars ($14,000,000)” with the phrase “Thirteen Million Seven Hundred Fifty Thousand and No/100 Dollars ($13,750,000).”

4.     Estoppel Certificates. Section 3.5 is hereby amended to provide that the estoppel certificates described therein (the “Estoppel Certificates”) shall be delivered by Seller to Buyer no later than July 10, 2017. In the event the Estoppel Certificates are not delivered to Buyer on or before such date, or in the event that the Estoppel Certificates delivered to Buyer are unacceptable to Buyer, Buyer shall have the right to terminate the Agreement by written notice to Seller on or before such date, and in such event the Title Company shall promptly refund the Earnest Money to Buyer and neither party shall have any further obligations to the other under the Agreement.

5.     Except as amended and modified herein, all of the terms and conditions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the date first written above.

WITNESS:	SELLER:

280 ASSOCIATES, L.L.C.

	By:	/s/ Robert A. Schleusner
	Name:	Robert A. Schleusner
	Title:	Manager

BUYER:

/s/ Cindy Payton	NATIONAL BANK OF COMMERCE

	By:	/s/ John R. Bragg
	Name:	John R. Bragg
	Title:	Executive Vice President

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